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Exhibit 10.30
                          SALE AND LEASEBACK AGREEMENT

      This Sale and Leaseback Agreement is entered into as of the 10TH day of December, 1997, by and between VION Pharmaceuticals, Inc., a Delaware corporation with its principal place of business a Four Science Park, New Haven, Connecticut 06511 (hereinafter referred to as "Seller"), and FINOVA Technology Finance, Inc., a Delaware corporation with its principal place of business at 10 Waterside Drive, Farmington, Connecticut 06032-3065 (hereinafter referred to as "Buyer").

      WHEREAS, Seller desires to sell to Buyer the personal property listed in Schedule A attached hereto (such listed personal property being hereinafter referred to as the "Equipment"), and

      WHEREAS, Seller desires to use the Equipment for the exclusive benefit of Seller under the terms and conditions of the Master Equipment Lease Agreement dated October 17, 1996, between Buyer (as Lessor) and Seller (as Lessee) and Rental Schedule No. 5 thereunder (hereinafter referred to together as the "Lease"),

      NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the parties agree as follows:

      1. Buyer agrees to purchase the Equipment from Seller, and to lease the Equipment to Seller pursuant to the terms and conditions contained in the Lease. The Purchase Date for the Equipment and the date that title to the Equipment shall pass from Seller to Buyer shall correspond with the Lease Commencement Date as defined in the Lease.

      2. Buyer and Seller agree that the Purchase Price of the Equipment is $ 360,284.00, which amount shall be payable to Seller by Buyer on the Purchase Date.

      3. Seller agrees that upon payment by Buyer of the Purchase Price, Seller will deliver to Buyer a Bill of Sale, in the form attached hereto as Exhibit A (the "Bill of Sale"), which will convey to Buyer good and marketable title to the Equipment, free and clear of all liens and encumbrances of any kind or description. Seller also agrees to provide Buyer with copies of all documentation received or executed by Seller upon the original acquisition of the Equipment by Seller.

      4. Buyer and Seller agree that the warranties, covenants and agreements herein contained shall survive the passing of title.

      5. Seller agrees to pay any and all applicable Federal, state, county or local taxes and any and all present or future taxes or other governmental charges levied upon or created by the sale of the Equipment hereunder, including sales, use, or occupation taxes due upon the purchase by Buyer.

      6. To induce Buyer to enter into this Sale and Leaseback Agreement ("this Agreement") and with the knowledge that Buyer is doing so in reliance upon these representations and warranties, Seller represents and warrants to Buyer that (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power to enter into this Agreement; (ii) the person who has executed this Agreement and who shall execute the Bill of Sale has the authority to bind Seller; (iii) the execution, delivery and performance of this Agreement and the sale and leaseback of the Equipment by Seller pursuant to the Lease will not conflict with or be a breach of any provisions of the Certificate of Incorporation or By-Laws of Seller or any law (including fraudulent conveyance laws), judgment, writ, injunction, decree, award, rule or regulation of any court, administrative agency or other governmental authority, or of any indenture or other agreement to which Seller is a party or by which it is bound, or constitute a default under any thereof; (iv) this Agreement and the Bill of Sale, when executed and delivered to Buyer, will be a duly authorized, valid and binding agreement of Seller enforceable against Seller in accordance with the respective terms thereof and enforceable against purchasers from and


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creditors of Seller; (v) no filing, giving of notice or publication is required in connection with the sale and leaseback or if required such filing, notice or publication has been duly made and given; (vi) no vote or consent of, or notice to, the holders of any class of stock of Seller is required, or if required, such vote, consent or notice has been obtained or given, to authorize the execution, delivery and performance of this Agreement and the Bill of Sale by Seller; (vii) Seller has and is transferring to Buyer title to the Equipment free and clear of all liens and encumbrances of any kind or description; and
(viii) no consent, approval, withholding of objection or other authorization of or by any court, administrative agency, other governmental authority or any other person is required, except such consents, approvals or other authorizations which have been duly obtained and are in full force and effect, in connection with the execution, delivery or performance by Seller or the consummation by Seller, of the transactions contemplated by this Agreement. Seller hereby agrees to deliver to Buyer, upon the Lease Commencement Date of the Lease, an opinion of Seller's counsel, substantially in the form attached hereto as Exhibit B, to the effect that the above representations of Seller are true and correct.

      7. Seller warrants that it has taken all action necessary to obtain all agreements, warranties and indemnifications applicable to the Equipment which are normally provided by the manufacturer to its customers. Seller hereby assigns to Buyer all of its right, title and interest in and to all such agreements, warranties and indemnifications. To the extent assignable, Seller warrants that all such agreements, warranties and indemnifications are assignable to Buyer.

      8. Buyer and Seller agree that this Agreement and all documents attached hereto shall inure to the benefit of and shall be binding upon Seller and Buyer, their subsidiaries, successors and assigns, except that the assignee of Buyer shall not be required to perform any of the obligations of Buyer and any assignment by Buyer shall not relieve Buyer of its obligations hereunder. Seller shall not assign any interest in this Agreement or in the documents attached hereto without Buyer's written consent.

      9. Seller agrees that all obligations of Buyer are expressly contingent and conditional upon: (a) Seller executing and delivering the Lease for the Equipment in a form which will constitute a valid, binding and legal obligation and agreement of Seller and which is acceptable to Buyer; (b) Seller executing a written Certificate of Inspection and Acceptance in the form required by the Lease; and (c) Seller delivering any and all instruments required by Buyer under the Lease in a form acceptable to Buyer.

      10. The entire agreement between the parties with respect to the subject matter hereof is contained in this Agreement and the Lease and the Schedules and Exhibits referenced herein and therein. There are no understandings, agreements, representations or warranties, express or implied, respecting this Agreement or the Lease or the Equipment purchased hereunder and leased thereunder except as specifically set forth in this Agreement, the Lease, and the Schedules and exhibits hereto and thereto. Buyer shall not be liable for any indirect, special or consequential damages, in connection with or arising out of the furnishing, performance or use of any item of the Equipment or services provided for in this Agreement, nor shall Buyer be liable in whole or in part for any event beyond its control.

      11. Any notice or other communication required or permitted to be given by either party hereto to the other party shall be deemed to have been given upon its receipt, in writing, by the receiving party at its address set forth below, or at such other address as the receiving party shall have furnished to the other party by notice pursuant to this paragraph.

      If to Seller            VION Pharmaceuticals, Inc.
                              Four Science Park
                              New Haven,  CT  06511


      If to Buyer             FINOVA Technology Finance, Inc.
                              10 Waterside Drive
                              Farmington, CT  06032-3065

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      12. Buyer and Seller agree that this Agreement and the Bill of Sale shall be governed by and construed in accordance with the laws of the State of Connecticut (other than the conflicts of laws provisions) and that any legal action or proceeding arising out of this Agreement or the Bill of Sale shall be brought in any state or federal court sitting in the city of Hartford in the State of Connecticut. Buyer and Seller hereby irrevocably consent and submit to the exclusive personal jurisdiction of said courts and irrevocably agree that all claims in any such action or proceeding may be heard, determined in and enforced by any such court. Seller irrevocably consents to the service of summons, notice, or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner set forth in the provisions of this Agreement on notices.

      13. Buyer and Seller waive any and all right to trial by jury in any action or proceeding relating in any way to this Agreement or the Bill of Sale.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date set forth below by their duly authorized corporate officers.


FINOVA TECHNOLOGY FINANCE, INC. ("Buyer") VION PHARMACEUTICALS, INC.("Seller")


By:  /s/ Linda A Moschitto                           By:  /s/  Thomas E. Klein

Name (typed):  Linda A Moschitto                     Name (typed:)  Thomas E. Klein

Title:  Director - Contract Administration           Title:  Vice President Finance

Date:  12/10/97                                      Date:  12/8/97


Attachments:

Exhibit A - Bill of Sale
Schedule A - List of Equipment





F36A(2)


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